EXHIBIT 99.3

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES REPRESENTED HEREBY ARE RESTRICTED AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.


December 14, 2007                                                      No. _____

                          BLUEFIRE ETHANOL FUELS, INC.

                (Organized under the laws of the State of Nevada)

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

      FOR VALUE RECEIVED, BLUEFIRE ETHANOL FUELS, INC., a corporation organized under the laws of the State of Nevada (the "Company"), hereby certifies that ______________, its successors and assigns (the "Holder"), is the owner of this warrant (the "Warrant") which initially entitles the Holder, subject to the provisions hereof, to purchase from the Company at any time and from time to time on and after the date hereof (the "Original Issue Date") until 5:00 p.m. California local time on the Expiration Date (as defined in Section 3 herein), up to __________ duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (as defined below) at the Exercise Price (as defined in Section 2 herein) per share of Common Stock on the terms and conditions hereinafter set forth. This warrant is issued in connection with a securities purchase agreement between Holder and the Company dated December 7, 2007 (the "Purchase Agreement").

      The term "Common Stock" means the Common Stock, par value $0.001 per share, of the Company as constituted on the Original Issue Date. The number of shares of Common Stock to be received upon the exercise of this Warrant shall be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Shares." The term "Company" means and includes the corporation named above as well as any successor corporation. The term "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

      The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

      1. NUMBER OF WARRANT SHARES. This Warrant Entitles the Holder to purchase up to _____________ duly authorized, validly issued, fully paid and nonassessable shares of the Company's Common Stock, as such amount may be adjusted under Section 9 hereof.

      2. EXERCISE PRICE. The Exercise Price shall be $2.90 per share subject to adjustment pursuant to Section 9 hereof (originally and as adjusted, the "Exercise Price").

      3. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part, at any time, or from time to time during the period commencing on the Original Issue Date and expiring on December 7, 2012, or if such date is not a Business Day, then on the next succeeding day which shall be a Business Day (the "Expiration Date").

      4. NOTICE OF EXERCISE. (a) The purchase rights represented by this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal office, at the office of its stock transfer agent or at any other warrant agent designated by the Company (the "Warrant Agent") if any, with the Warrant Exercise Form, a form of which is attached hereto as EXHIBIT A, duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or its duly authorized attorney.

            (b) On or after December 14, 2008, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below) and (i) any portion of the Warrant Shares issuable upon exercise of this Warrant are not covered by an effective registration statement under the Securities Act, and (ii) the sale of any portion of Warrant Shares are subject to any volume limitations under Rule 144, then in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company or the Warrant Agent together with an executed Cashless Exercise Form in the Form attached hereto as EXHIBIT B in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

      X = Y(A-B)
          ------
            A

      Where X  =  the number of shares of Common Stock to be issued to the
                  Holder

            Y  =  the number of shares of Common Stock issuable under the
                  Warrant or, if only a portion of the Warrant Certificate is being exercised, the portion of the Warrant Certificate being exercised (at the date of such calculation)

            A  =  the fair market value of one share of the Company's Common
                  Stock (at the date of such calculation)

            B  =  Exercise Price (as adjusted to the date of such calculation)

      For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by taking the average of the closing prices of the sales of any shares of Common Stock on all securities exchanges on which the Common Stock is listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the OTC Bulletin Board as of 4:00 p.m., New York time, or, if on any day any Common Stock is not quoted on the OTC Bulletin Board, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the fair market value is being determined and the 20 consecutive Business Days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the OTC Bulletin Board or the over-the-counter market, the fair market value of one share of Common Stock shall be the amount determined in good faith by the Company's Board of Directors. Notwithstanding anything contained herein, any "cashless exercise" of Warrant shall be limited to only those Warrant Shares covered under Sections 4(b)(i) and (ii).

            (c) Payment of the aggregate Exercise Price shall be made at the Holder's election (i) by wire transfer in cash or by certified check or cashier's check, payable to the order of the Company in accordance with the provisions of Section 4(a), (ii) by "cashless exercise" in accordance with the provisions of Section 4(b), or (iii) by a combination of the foregoing methods of exercise selected by the Holder. If this Warrant should be exercised in part only, the Company shall, within ten (10) Business Days of the surrender of this Warrant, execute and deliver a new warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder.

            (d) Upon receipt by the Company of this Warrant, together with the Warrant Exercise Form and/or the Cashless Exercise Form, as the case may be, and the Exercise Price at its office, or by the Warrant Agent at its office, in each case in the proper form for exercise, the Holder shall immediately be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant, but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the issuance or transfer of the Warrant or the Warrant Shares.

      5. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all encumbrances.

      6. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of the Warrant, but the Company shall pay within ten (10) Business Days the Holder in cash an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of the Warrant, as determined in good faith by the Board of Directors of the Company (the "Board").

      7. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its Warrant Agent, if any, for other warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of shares of Common Stock issusable hereunder. Upon surrender of this Warrant to the Company or at the office of its Warrant Agent, if any, with an appropriate form of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights (including registration rights) upon presentation hereof at the office of the Company or at the office of its Warrant Agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof.

      8. RIGHTS OF THE HOLDER. Prior to exercise of the Warrant, the Holder, in its capacity hereunder, shall not, by virtue hereof, be entitled to any rights as a shareholder of the Company, either at law or in equity, and the rights of the Holder, in its capacity hereunder, are limited to those expressed in this Warrant.

      9.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

      The number of Warrant Shares issuable upon the exercise of this Warrant Certificate and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

            9.1 MERGER. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of rights herein granted, during the period specified herein and upon payment of the aggregate Exercise Price, if any, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of the rights granted in this Warrant would have been entitled in such merger or consolidation if such rights had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation. The Company will not effect any such merger or consolidation unless, prior to the consummation thereof, the successor corporation shall assume, by written instrument reasonably satisfactory in form and substance to the Holder, the obligations of the Company under this Warrant.

            9.2 RECLASSIFICATION, ETC. If the Company at any time shall, by combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such combination, reclassification or other change.

            9.3 STOCK DIVIDENDS, SPLITS, SUBDIVISIONS OR COMBINATION OF SHARES. If the Company at any time shall pay a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Warrant Shares issuable pursuant to this Warrant shall be proportionately increased. If the Company at any time shall combine or reverse split its Common Stock, the Exercise Price shall be proportionately increased and the number of Warrant Shares issuable pursuant to this Warrant shall be proportionately decreased.

            9.4 ANTI-DILUTION PROTECTION. This Warrant is subject to "full-ratchet" anti-dilution protection in relation to the issuance by the Company (other than Excluded Issuances) of any additional shares of stock, options, warrants or any securities exchangeable into any of the foregoing, (the "ADDITIONAL SHARES"). If the Company issues any Additional Shares in exchange for consideration in an amount per Additional Share less than the Exercise Price in effect immediately prior to such issuance or sale of such Additional Share, then the Exercise Price shall be adjusted to equal the consideration paid per Additional Share. "EXCLUDED ISSUANCES" shall mean any equity securities (or options, warrants or securities convertible into equity securities) issued (i) to employees, officers, directors, contractors, consultants or advisers approved by the Board, (ii) to parties that are strategic partners investing in connection with a commercial relationship, or providing the Company with equipment leases, real property leases, loans, credit lines, guaranties or similar transactions approved by the Board, (iii) in connection with a merger or acquisition or in connection with a joint venture or other strategic or commercial relationship approved by the Board, (iv) upon the exercise of currently outstanding convertible securities, options and warrants, and (v) in connection with any public offering.

            9.5 OTHER CHANGES. If any other event occurs as to which the other provisions of this Section 9 are not strictly applicable or if strictly applicable, would not fairly protect the rights of the Holder in accordance with such provisions, then the Company shall make an adjustment in the number of and class of shares available under this Warrant, the Exercise Price or the application of such provisions, so as to protect such rights as aforesaid. The adjustment shall be such as will give the Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

            9.6 NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number of shares hereunder shall be adjusted, the Company shall issue a certificate signed by its President, Chief Executive Officer or Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder. The Company shall give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

            9.7 NOTICES OF CORPORATE EVENTS. If the Company (i) shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of cash, securities or other property in respect of its Common Stock, including without limitation granting any rights or warrants to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; (ii) authorizes or approves any (a) capital reorganization of the Company, (b) any reclassification of the capital stock of the Company, (c) any consolidation or merger of the Company with or into another corporation, (d) any sale of all or substantially all of its assets in one or a series of related transactions or
(e) any tender offer or exchange offer pursuant to which holders of the Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iii) authorizes the voluntary dissolution, liquidation or winding up of the Company, then the Company shall mail or cause to be mailed to each Holder a notice describing the material terms and conditions of such transaction at least 20 calendar days prior to the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; PROVIDED, HOWEVER, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

      10. TRANSFER TO COMPLY WITH THE SECURITIES ACT. The Warrant and any Warrant Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless registered under the Securities Act or pursuant to an available exemption from such registration, provided that the transferor delivers to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption.

      11. LEGEND. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of the Warrant and the issuance of any of the Warrant Shares, all certificates representing such securities shall bear on the face thereof substantially the following legend:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of the Act or unless an opinion of counsel reasonably acceptable to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

      12. WARRANT AGENT. The Company shall initially serve as Warrant Agent under this Warrant. Upon 10 days' prior written notice to the Holder, the Company may appoint a new Warrant Agent. Any corporation into which the Company or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Company or any new Warrant Agent shall be a party or any corporation to which the Company or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Warrant without any further act. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Company's books.

      13. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when sent by facsimile, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

      14.   GENERAL PROVISIONS.

            (a) SUCCESSORS AND ASSIGNORS. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the respective executors, administrators, successors and assigns of the Holder and the Company.

            (b) AMENDMENT. This Warrant may only be modified or amended by a writing signed by the Company and the Holder.

            (c) APPLICABLE LAW. THE WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, PERFORMANCE, AND ENFORCEMENT WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF.

            (d) ENTIRE AGREEMENT. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations or agreements and other oral, written, or other communications between them concerning the subject matter of this Warrant.

            (e) SEVERABILITY. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

            (f) CAPTIONS. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.

            (g) LOST WARRANT. The Company covenants to the Holder that upon receipt by the Company of documentation reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new warrant certificate of like tenor and date in lieu of this Warrant. Any such new warrant certificate executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

            (h) FURTHER ASSURANCES. The Company shall not, by amendment of its articles of incorporation (or other organizational documents) or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person, and otherwise fulfilling, or causing the fulfillment of, the various obligations made herein, as may be reasonably required or desirable to carry out or to perform the provisions of this Warrant and to consummate and make effective as promptly as possible the transactions contemplated by this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                     BLUEFIRE ETHANOL FUELS, INC., a corporation organized under the laws of the State of the Nevada


                                     By: _______________________________________
                                         Name:
                                         Title

                                    EXHIBIT A

WARRANT EXERCISE FORM (To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To BlueFire Ethanol Fuels, Inc.:

      In accordance with the Warrant enclosed with this Warrant Exercise Form, the undersigned hereby irrevocably elects to purchase________ shares of Common Stock, $0.001 par value per share ("Common Stock"), of BlueFire Ethanol Fuels Inc. and, encloses herewith $__________ in cash, certified or official bank check or checks or wire transfer, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Warrant Exercise Form relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

                                         PLEASE INSERT SOCIAL SECURITY OR
                                         TAX IDENTIFICATION NUMBER

                                         _______________________________________

________________________________________________________________________________
                         (Please print name and address)

      If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock that the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)


Dated: _____________________________      ______________________________________
                                          (Print name of holder)

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________
                                          (Signature must conform in all
                                          respects to name of Holder as
                                          specified on the face of the Warrant)

                                    EXHIBIT B

                             CASHLESS EXERCISE FORM

      The undersigned hereby elects, pursuant to the exercise provisions of
Section 4(b) of the Warrant, to exchange the Warrant for such number of Warrant Shares as set forth on the calculation attached hereto.

      Please issue a certificate or certificates for such Warrant Shares in the name of:

      Name:   _________________________________________________________________
              (Please Print Name, Address and SSN or EIN of Shareholder above)

      Address: ________________________________________________________________

               ________________________________________________________________

      SSN or EIN: _____________________________________________________________

      Signature: ______________________________________________________________





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